SUPPLEMENT TO prospectus

AMERITAS MONEY MARKET PORTFOLIO

cALVERT vARIABLE sERIES, Inc.

Date of Prospectus: April 30, 2003

Date of Supplement: October 30, 2003

Please delete the second paragraph under "Subadvisor and Portfolio Manager."